Exhibit 99.2

July 25, 2024 1 2Q 2024 Financial Results

Forward Looking Statements 2 Certain statements contained in this press release that are not historical facts may constitute forward - looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. We may also make forward - looking statements in other documents we file with the Securities and Exchange Commission ("SEC"), in our annual reports to shareholders, in press releases and other written materials, and in oral statements made by our officers, directors or employees. You can identify forward looking statements by the use of the words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “assume,” “outlook,” “will,” “should,” and other expressions that predict or indicate future events and trends and which do not relate to historical matters, including statements regarding the Company’s business, credit quality, financial condition, liquidity and results of operations. Forward - looking statements may differ, possibly materially, from what is included in this press release due to factors and future developments that are uncertain and beyond the scope of the Company’s control. These include, but are not limited to, changes in interest rates; general economic conditions (including inflation and concerns about liquidity) on a national basis or in the local markets in which the Company operates; turbulence in the capital and debt markets; competitive pressures from other financial institutions; changes in consumer behavior due to changing political, business and economic conditions, or legislative or regulatory initiatives; changes in the value of securities and other assets in the Company’s investment portfolio; increases in loan and lease default and charge - off rates; the adequacy of allowances for loan and lease losses; decreases in deposit levels that necessitate increases in borrowing to fund loans and investments; operational risks including, but not limited to, cybersecurity incidents, fraud, natural disasters, and future pandemics; changes in regulation; the possibility that future credit losses may be higher than currently expected due to changes in economic assumptions and adverse economic developments; the risk that goodwill and intangibles recorded in the Company’s financial statements will become impaired; and changes in assumptions used in making such forward - looking statements. Forward - looking statements involve risks and uncertainties which are difficult to predict. The Company’s actual results could differ materially from those projected in the forward - looking statements as a result of, among others, the risks outlined in the Company’s Annual Report on Form 10 - K, as updated by its Quarterly Reports on Form 10 - Q and other filings submitted to the SEC. The Company does not undertake any obligation to update any forward - looking statement to reflect circumstances or events that occur after the date the forward - looking statements are made.

x Loans grew $66 million. x Customer deposits increased $66 million. x Margin declines 6 bps to 3.00%. x Pretax, pre - provision income of $27.2 million. x Eastern Funding exited the specialty vehicle business and will service the existing portfolio. Restructure charge of $0.8 million. 3 Fortress Balance Sheet / Asset Quality x NPAs to total assets of 0.54%. x Net charge offs $8.4 million (0.35% annualized). x The reserve for loan losses represents a coverage ratio of 125 basis points. x Total Risk Based Capital of 12.3% and Tangible Common Equity (TCE) of 8.2%. Quarterly Net Income of $16.4 million and EPS of $0.18 Operating Earnings of $17.0 million, Operating EPS of $0.19 Quarterly Dividend of $0.135 Per Share

Summary Income Statement

$m, except per share amts	Linked Quarter (LQ) 2Q24	1Q24	Δ	%Δ	Year over Year (YoY) 2Q23	Δ	%Δ
Net interest income	$ 80.0	$ 81.6	$ (1.6)	-2%	$ 86.0	$ (6.0)	-7%
Noninterest income	6.4	6.3	0.1	2%	5.5	0.9	16%
Security gains (losses)	-	-	-	-	-	-	-
Total Revenue	86.4	87.9	(1.5)	-2%	91.5	(5.1)	-6%
Noninterest expense	58.4	61.0	(2.6)	-4%	56.8	1.6	3%
Restructuring/Merger exp.	0.8	-	0.8	-	1.0	(0.2)	-20%
Pretax, Preprov. Net Rev.	27.2	26.9	0.3	1%	33.7	(6.5)	-19%
Provision for credit losses	5.6	7.4	(1.8)	-24%	5.9	(0.3)	-5%
Pretax income	21.6	19.5	2.1	11%	27.8	(6.2)	-22%
Provision for taxes	5.3	4.8	0.5	10%	5.9	(0.6)	-10%
Net Income	$ 16.3	$ 14.7	$ 1.6	11%	$ 21.9	$ (5.6)	-26%
EPS	**$ 0.18**	**$ 0.16**	**$ 0.02**	**13%**	**$ 0.25**	**$ (0.07)**	**-28%**
Avg diluted shares (000s)	89,222	89,182	40	0%	88,927	295	0%
Return on Assets	0.57%	0.51%	0.06%		0.78%	-0.21%	
Return on Tangible Equity	7.04%	6.26%	0.78%		9.67%	-2.63%	
Net Interest Margin	3.00%	3.06%	-0.06%		3.26%	-0.26%	
Efficiency Ratio	68.50%	69.44%	-0.94%		63.20%	5.30%	

- Net Income of $16.3 million or $0.18 per share.
- Net interest income declined $1.6 million from Q1 due to higher funding costs and the reversal of $0.8 million in interest income on two C&I loans which where moved to nonaccrual status.
- Noninterest income of $6.4 million is in line with Q1.
- Noninterest expense declined $2.6 million linked quarter due to lower compensation and occupancy costs.
- Restructuring charge of $0.8 million is associated with severance and occupancy expense related to the exit of the Specialty Vehicle business at Eastern Funding.
- The provision for credit losses was $5.6 million for the quarter, a decline of $1.8 million from 1Q'24.

Amounts as presented may differ slightly from the Company's Earnings Release due to rounding to foot schedules presented.

BROOKLINE BANCORP 4

Margin – Yields and Costs LQ Δ Prior Quarter 2Q24 Yield Interest Avg Bal Yield Interest Avg Bal Yield Interest Avg Bal $ millions - 0.01% $ 0.4 $ 42 6.03% $ 145.4 $ 9,645 6.02% $ 145.8 $ 9,687 Loans - 0.03% (0.5) (38) 3.72% 10.3 1,100 3.69% 9.8 1,062 Investments & earning cash 0.00% $ (0.1) $ 4 5.79% $ 155.7 $ 10,745 5.79% $ 155.6 $ 10,749 Interest Earning Assets 0.10% $ 2.8 $ 112 3.29% $ 56.9 $ 6,963 3.39% $ 59.7 $ 7,075 Interest bearing deposits - 0.01% (1.3) (104) 5.01% 17.0 1,342 5.00% 15.7 1,238 Borrowings 0.07% $ 1.5 $ 8 3.58% $ 73.9 $ 8,305 3.65% $ 75.4 $ 8,313 Interest Bearing Liabilities - 0.07% 2.21% 2.14% Net interest spread - 0.06% $ (1.6) 3.06% $ 81.8 3.00% $ 80.2 Net interest income, TEB / Margin - 0.2 0.2 LESS: Tax Equivalent Basis (TEB) Adj. (1.6) $ 81.6 $ 80.0 $ Net Interest Income 5.25% 8.25% 5.22% 5.09% 5.27% 4.90% 4.15% 3.84% 5.50% 8.50% 5.43% 5.34% 5.44% 4.62% 4.21% 4.20% 5.50% 8.50% 5.45% 5.33% 5.44% 4.75% 4.38% 4.40% Fed Funds (upper) Prime 1M LIBOR SOFR Ameribor 2Y Treasury 5Y Treasury 10Y Treasury 6/30/2023 9/30/2023 12/31/2023 3/31/2024 6/30/2024 Amounts as presented may differ slightly from the Company’s Earnings Release due to rounding to foot schedules presented. 5

Summary Balance Sheet

$m, except per share amts	Linked Quarter (LQ) 2Q24	1Q24	Δ	Year over Year (YoY) 2Q23	Δ	%Δ
Gross Loans, investment	$ 9,721	$ 9,655	$ 66	$ 9,341	$ 380	4%
Allowance for loan losses	(122)	(120)	(2)	(126)	4	-3%
Net Loans	9,599	9,535	64	9,215	384	4%
Securities	856	866	(10)	910	(54)	-6%
Cash & equivalents	343	302	41	224	119	53%
Intangibles	262	264	(2)	269	(7)	-3%
Other assets & Loans, HFS	575	576	(1)	588	(13)	-2%
Total Assets	$ 11,635	$ 11,543	$ 92	$ 11,206	$ 429	4%
Deposits	$ 8,737	$ 8,719	$ 18	$ 8,517	$ 220	3%
Borrowings	1,429	1,362	67	1,226	203	17%
Reserve for unfunded loans	11	16	(5)	23	(12)	-52%
Other Liabilities	260	252	8	278	(18)	-6%
Total Liabilities	10,437	10,349	88	10,044	393	4%
Stockholders' Equity	1,198	1,194	4	1,162	36	3%
Total Liabilities & Equity	$ 11,635	$ 11,543	$ 92	$ 11,206	$ 429	4%
TBV per share	$ 10.53	$ 10.47	$ 0.06	$ 10.07	$ 0.46	5%
Actual shares outstanding (000)	88,912	88,895	17	88,665	247	0%
Tang. Equity / Tang. Assets	8.23%	8.25%	-0.02%	8.16%	0.07%	
Loans / Deposits	111.26%	110.74%	0.52%	109.67%	1.59%	
ALLL / Gross Loans	1.25%	1.24%	0.01%	1.35%	-0.10%	

- Total assets increased $92 million driven by growth in loans and higher cash and equivalents.
- Loans increased $66 million.
- Securities declined $10 million, and Cash equivalents increased $41 million.
- The allowance for loan losses increased $2 million.
- ALLL coverage of 1.25%.
- Deposits increased $18 million.
- Borrowings increased $67 million.
- Tangible Equity to Tangible Assets of 8.23%*.

Amounts as presented may differ slightly from the Company's Earnings Release due to rounding to foot schedules presented. *Reconciliation of Non-GAAP measures in Earnings Release.

BROOKLINE BANCORP
6

Loan and Deposit Composition 15% 14% 60% 11% Loans 19% 7% 20% 24% 20% 10% CRE C&I Equipment Consumer Deposits DDA NOW Savings MMkt CDs Brkd Amounts as presented may differ slightly from the Company’s Earnings Release due to rounding to foot schedules presented. %Δ Δ 2Q23 Δ 1Q24 2Q24 $ millions 2% $ 111 $ 5,671 $ 27 $ 5,755 $ 5,782 CRE 20% 177 887 22 1,042 1,064 Commercial S 6% 74 1,306 5 1,375 1,380 Equipment Finance OA N 1% 18 1,477 12 1,483 1,495 Consumer L Total Loans $ 9,721 $ 9,655 $ 66 $ 9,341 $ 380 4% Demand deposits NOW Savings Money market CDs Brokered deposits Total Deposits $ 1,638 648 1,736 2,074 1,718 923 $ 1,629 $ 9 655 (7) 1,728 8 2,066 8 1,670 48 971 (48) $ 1,844 699 1,464 2,166 1,411 933 $ (206) - 11% (51) - 7% 272 19% (92) - 4% 307 22% (10) - 1% $ 8,737 $ 8,719 $ 18 $ 8,517 $ 220 3% Linked Quarter (LQ) Year over Year (YoY) DEPOSITS Customer deposits increased $66 million as Brokered deposits decline $48 million. 7

Capital Strength 8 ▪ As of June 30, 2024, the Company maintained capital well above regulatory “well capitalized” requirements. Capital in Excess of "Well Capitalized" Brookline Board Policy Limits Regulatory BASEL III Requirements preliminary estimates* Regulatory Capital Buffer $ Regulatory Capital Buffer % Operating Targets Policy Minimums "Well Capitalized" Minimum Jun - 24 $ millions $ 366.8 3.7% ≥ 8.0% ≥ 7.5% ≥ 6.5% ≥ 4.5% 10.2% Tier 1 Common / RWA $ 229.2 2.3% ≥ 9.5% ≥ 9.0% ≥ 8.0% ≥ 6.0% 10.3% Tier 1 / RWA $ 230.0 2.3% ≥ 11.5% ≥ 11.0% ≥ 10.0% ≥ 8.0% 12.3% Total Risk Based Capital $ 455.1 4.1% ≥ 6.0% ≥ 5.5% ≥ 5.0% ≥ 5.0% 9.1% Leverage Ratio * Regulatory capital ratios are preliminary estimates and may differ from numbers calculated in final Regulatory filings.

Regular Dividends Per Share The Board of Directors announced a dividend of $0.135 per share payable August 30, 2024 to stockholders of record on August 16, 2024. $0.046 9 $0.096 $0.110 $0.210 $0.316 $0.340 $0.340 $0.340 $0.340 $0.340 $0.340 $0.340 $0.340 $0.340 $0.340 $0.340 $0.340 $0.355 $0.360 $0.360 $0.395 $0.440 $0.460 $0.480 $0.520 $0.540 $0.135 $0.135 $0.135 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Q1'24 Q2'24 Q3'24

QUESTIONS Paul A. Perrault, Chairman and Chief Executive Officer Carl M. Carlson, Co - President, Chief Financial and Strategy Officer Thank You. 10

APPENDIX RHODE ISLAND - PROVIDENCE BOSTON / EASTERN MASSACHUSETTS (14) WESTCHESTER / LOWER HUDSON VALLEY, NY (29) (22) Subsidiary of Eastern Funding 11

Non Performing Assets and Net Charge Offs Linked Quarter (LQ) Year over Year (YoY) ▪ NPLs increased $20 million from the prior quarter driven by two 2Q24 1Q24 Δ 2Q23 Δ Non Performing Assets (NPAs), in millions CRE $ 11.7 $ 18.4 $ (6.7) $ 12.6 $ (0.9) large commercial loans. 15.0 28.8 27.0 16.8 43.8 C&I ▪ Net charge offs of $8.4 0.3 4.9 (0.3) 5.5 5.2 Consumer Total Non Performing Loans (NPLs) 60.7 40.7 20.0 46.3 14.4 million in the quarter in CRE and C&I, including equipment finance. 0.8 - - 0.8 0.8 Other real estate owned Largely previously 0.6 0.6 0.2 1.0 1.2 Other repossessed assets reserved. $ 15.8 $ 46.9 $ 20.2 $ 42.5 $ 62.7 Total NPAs 0.12% 0.50% 0.20% 0.42% 0.62% NPLs / Total Loans 0.12% 0.42% 0.17% 0.37% 0.54% NPAs / Total Assets Net Charge Offs (NCOs), in millions $ 3.8 $ - $ 3.2 $ 0.6 $ 3.8 CRE loans 3.5 1.1 (3.6) 8.2 4.6 C&I loans - - - - - Consumer loans $ 7.3 $ 1.1 $ (0.4) $ 8.8 $ 8.4 Total Net Charge Offs 0.30% 0.05% - 0.01% 0.36% 0.35% NCOs / Loans (annualized) Amounts as presented may differ slightly from the Company’s Earnings Release due to rounding to foot schedules presented. 12

Key Economic Variables - CECL Select Economic Variables from the Moody’s Baseline Forecasts ▪ The Company uses Moody’s forecasts as inputs into the models used to estimate credit losses under CECL. ▪ The June 2024 Baseline economic forecast was mixed from the March 2024 forecast: ▪ We have maintained our forecast weightings: ▪ 60% Moderate Recession; ▪ 40% Baseline; and ▪ 0% Stronger Near Term Growth. Stronger Near Term Growth (S1) Baseline Moderate Recession (S3) 13 0% 0% 0% 40% 40% 40% 60% 60% 60% 2Q 2024 1Q 2024 4Q 2023 ▪ GDP – slightly UNFAVORABLE then FAVORABLE ▪ Unemployment – slightly UNFAVORABLE ▪ CRE Price Index – Slightly FAVORABLE then 0% 40% 60% 3Q 2023 UNFAVORABLE 0% 40% 60% 2Q 2023 Weightings of Moody's Forecast for CECL Model Change from Prior CURRENT: 2Q'24 Prior Quarter: Baseline Scenario 2025 2024 2025 2024 2025 2024 56 (8) 23,327 22,922 23,271 22,930 GDP - 0.1 4.1 4.0 4.1 3.9 Unemployment Rate - - 4.3 5.2 4.3 5.2 Fed Fund Rate - 0.2 4.1 4.3 4.1 4.1 10 Treasury (2.2) 3.3 318.3 305.0 320.5 301.7 CRE Price Index

Major Loan Segments with Industry Breakdown

2Q24

Loans outstanding ($millions)


$4,796
$1,915
$1,515
$1,495

Investment CRE 49%	Perm	Constr	Total	%
Apartment	$ 1,242	$ 163	**$ 1,405**	29%
Retail	837	3	**840**	18%
Office	686	34	**720**	15%
Industrial	682	7	**689**	14%
Mixed Use	451	26	**477**	10%
1-4 Family	6	20	**26**	1%
Hotel	188	9	**197**	4%
Land	-	39	**39**	1%
Other	355	48	**403**	8%
Total	$ 4,447	$ 349	**$ 4,796**	100%

Commercial 20%	Total	%
Food & Lodging	**$ 337**	18%
Manufacturing	**226**	12%
Finance and Ins	**212**	11%
Wholesale Trade	**113**	6%
Professional	**154**	8%
RE Agents / Brokers	**233**	12%
Health Care / Social	**175**	9%
Construction	**56**	3%
Retail	**161**	8%
Arts, Entert., Rec	**102**	5%
Condo	**44**	2%
Trans./Warehousing	**14**	1%
Other Services	**88**	5%
Total	**$ 1,915**	100%

Equipment Finance 16%		Total	%
Eastern Funding Core	Laundry	**$ 647**	43%
	Fitness/Macrolease	**174**	11%
	Grocery	**58**	4%
	Dry Cleaning	**23**	2%
	Restaurant	**22**	1%
	Car Wash	**11**	1%
	EF CRE	**175**	12%
	Other EF	**53**	3%
Specialty Vehicle	Tow Truck	**150**	10%
	Heavy Tow	**62**	4%
	FedEx	**38**	3%
	Trailer	**10**	1%
	Other Vehicle	**92**	6%
	Total	**$ 1,515**	100%

Consumer 15%	Total	%
Residential	**$ 1,074**	72%
Home Equity	**352**	24%
Other Consumer	**50**	3%
Purchase Mtge	**19**	1%
Total	**$ 1,495**	100%

Owner Occupied CRE included in Commercial and Equipment Finance

Total Loans Outstanding **$ 9,721**

Amounts as presented may differ slightly from the Company's Earnings Release due to rounding to foot schedules presented.

BROOKLINE BANCORP 14

CRE – Loan to Value (LTV) 41% 43% 38% 40% 42% 15% 34% 48% 53% 50% 45% 49% 56% 43% 57% 50% 46% 42% 9% 12% 11% 3% 15% 16% 6% 3% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Apartment Retail Office Industrial 50% and lower Mixed Use 50 - 70 Medical Hotel Restaurant Other Non Owner Occupied CRE and Multifamily Exposures at June 30, 2024. Exposures by LTV 70 - 80 80+ 40% 49% 1% 10% 15

33% 41% 34% 22% 30% 22% 53% 54% 29% 12% 8% 15% 8% 15% 9% 21% 13% 7% 11% 7% 6% 11% 9% 0% 3% 5% 10% 16% 17% 26% 24% 22% 31% 11% 23% 18% 20% 11% 13% 21% 32% 0 2% 7% 17% 6% 6% 18% 5% 9% 10% 3% 2% 0% 7% 4% 2 1% 0% 3% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Apartment Retail Office 2018 and Before Restaurant Other Non Owner Occupied CRE and Multifamily Exposures at June 30, 2024. Exposures by Year of Origination Industrial Mixed Use Medical Hotel 2019 2020 2021 2022 2023 2024 2 % CRE - Vintage 9% 16% 19% 9% 12% 33% 16

ICRE Maturities, excludes Construction 2Q24 Average Loan Size ICRE Maturities by Size Outstanding Number of Loans $362.7 23 112.4 17 208.9 100 66.7 193 Loan Size $15.8 $10MM+ 6.6 $5MM - $10MM 2.1 $1MM - $5MM 0.3 Under $1MM $2.3 333 $750.7 Total 17

Office Maturities, excludes Construction

2Q24

- 19% of the Bank's Office portfolio is maturing before 6/30/2026.
- Exposure is concentrated in Massachusetts, mostly outside of Boston's central business district.
- Of the $51MM maturing in the next two quarters, $34MM have embedded extension options, $11MM is in the process of resolution, and the remaining $6MM are Pass rated and present minimal risk.
- The prior quarter's $8MM criticized office loan has since been successfully refinanced with significant equity contributions and debt coverage support from the Sponsor. Only one classified loan remains in the maturing office population, totaling $11MM. We continue to work with the loan's Sponsor and participant banks on a resolution.
- Despite fundamental deterioration in the Office market, the portfolio remains relatively healthy with one-off issues.

Office Maturities by Quarter



Millions
45
40
35
30
25
20
15
10
5
-
$28
$23
$1
$5
$19
$12
$1
$42
Q3-2024
Q4-2024
Q1-2025
Q2-2025
Q3-2025
Q4-2025
Q1-2026
Q2-2026

Office Maturities - Asset Quality

Loan Size	Outstanding	Average Loan Size	Average DSC	Average LTV
Core	$120.5	$3.4	1.55x	47%
Criticized + Classified	10.8	10.8	0.58x	178%
Total	**$131.3**	**$3.6**	**1.47x**	**58%**

Office Maturities by Submarket

Bank	Outstanding	Number of Loans	Average Loan Size
Brookline Bank	**$100.6**	**17**	**$5.9**
Boston	57.1	4	14.3
Inside 128	24.8	7	3.5
Other BBK	18.7	6	3.1
Bank Rhode Island	**30.5**	**16**	**1.9**
Providence Cranston Pawtucket	26.2	11	2.4
Other BARI	4.3	5	0.9
PCSB	**0.2**	**3**	**0.1**
Total	**$131.3**	**36**	**$3.6**

BROOKLINE BANCORP 18

Multi-Family Maturities, excludes Construction

2Q24

- 13% of the Bank's Multi-Family portfolio is maturing before 6/30/2026.
- Portfolio is primarily comprised of large Class B multi-family properties (82%), followed by small 1-9 family properties (8%).
- The portfolio continues to perform strongly with minimal adversely rated credits. There are currently no criticized or classified credits in the maturing multi-family population.



Multi-Family Maturities by Quarter
Millions
40
35
30
25
20
15
10
5
-
$18
$9
$37
$7
$20
$32
$36
$31
Q3-2024
Q4-2024
Q1-2025
Q2-2025
Q3-2025
Q4-2025
Q1-2026
Q2-2026

Multi-Family Maturities - Asset Quality

Loan Size	Outstanding	Average Loan Size	Average DSC	Average LTV
Core	$188.6	$1.8	1.83x	50%
Criticized + Classified	-	-	-	-
Total	**$188.6**	**$1.8**	**1.83x**	**50%**



Multi-Family Maturities Composition
1%
3%
6%
8%
82%
10+ Apartments
1-9 Multi-Family
Mixed Use
1-9 Condo
10+ Condo

BROOKLINE BANCORP
19

ICRE Repricing, excludes Construction and Swapped/Floating Rate Loans 2Q24 Average Loan Size 6.3 2.2 0.4 ICRE Repricing by Size Outstanding Number of Loans 25.0 4 194.1 89 57.9 137 Loan Size $5MM - $10MM $1MM - $5MM Under $1MM $1.2 230 $277.0 Total 20

Consumer Loans – LTV / FICO 21 700+ 86% 650 - 699 7% 600 - 649 3% 599 - N/A 3% 50% or less 32% 50% - 69% 38% 70% - 80% 26% 80%+ 4% 700+ 94% 50% or less 50% - 69% 31% 70% - 80% 32% 80%+ 3% Resid. 1 - 4 58% LTV 1% Resid. 1 - 4 FICO 650 - 699 3% Home Equity FICO Home Equity 34% 56% LTV 2Q24

Well Diversified Deposit Base – 73% of Deposits are Insured* Consumer Deposits 52% (76% insured) Commercial Deposits 44% (62% insured) Municipal Deposits 4% * Insured includes deposits which are collateralized. Excludes brokered deposits which are 100% FDIC insured and have laddered maturities. 27% of Non Brokered Deposits Uninsured 22 2Q24

Securities Portfolio ▪ Highly liquid, risk averse securities portfolio with prudent duration and minimal extension risk. The entire investment portfolio is classified as Available for Sale. ▪ The after tax, mark to market on the portfolio is included in Accumulated Other Comprehensive Income in Stockholders’ Equity. Total OCI represents a reduction in stockholders’ equity of 4.9%. UST 49% 23 Agency 22% Corp 2% MBS 23% CMO 2% Municipals 2% 2Q24 Amounts as presented may differ slightly from the Company’s Earnings Release due to rounding to foot schedules presented. Duration Book Yield Unreal. G/L Fair Value Book Value Current Par $ in millions 2.9 2.81% $ (29) $ 417 $ 446 $ 450 U.S. Treasuries 3.8 2.59% (21) 192 213 209 Agency Debentures 1.3 4.25% (1) 18 19 20 Corp Bonds 4.7 3.28% (24) 194 218 230 Agency MBS 4.1 2.85% (1) 19 21 22 Agency CMO 3.2 4.61% (0) 16 17 18 Municipals 3.5 2.93% $ (77) $ 856 $ 934 $ 949 Total

Interest Rate Risk Floating (<3m) 27% Adj. 35% Fixed 38% 2Q24 Loan Originations, $490 million Total Loan Portfolio Mix – Duration 2.1 0.0% - 0.8% 0.0% - 0.4% - 0.4% - 1.1% - 1.1% - 1.3% 0.6% 1.5% 2.3% Q1 - 25 2.8% Cumulative Net Interest Income Change by Quarter 06/30/2024 Flat Balance Sheet , simulations reflect a product weighted beta of 40% on total deposits. - 100bps Ramp Forward - Implied Rates +200bps Ramp Q2 - 24 Q3 - 24 Q4 - 24 Floating (<3m) 21% 24 Adj. 40% Fixed 39%

Deposit and Funding Betas - Percentage Change in Cost versus Change in Federal Funds Rate

2Q24

BETAS*	Rates / Costs Cycle Start 4Q21	Prior Year 2Q23	Prior Qtr 1Q24	**Current Qtr 2Q24**	YoY % Chg	BETAS Through the Cycle** Since 12/21	LQ % Chg
NOW	0.08%	0.10%	0.75%	**0.68%**	232.0%	11.4%	na
Savings	0.10%	0.29%	2.69%	**2.76%**	988.0%	50.7%	na
MMA	0.26%	0.44%	3.09%	**3.08%**	1056.0%	53.7%	na
CDs	0.73%	0.48%	4.13%	**4.43%**	1580.0%	70.5%	na
Brokerd CDs	0.16%	0.83%	5.22%	**5.25%**	1768.0%	97.0%	na
Total Interest Bearing	0.32%	0.44%	3.28%	**3.39%**	**1180.0%**	**58.5%**	**na**
DDA	0.00%	0.00%	0.00%	**0.00%**	0.0%	0.0%	0.0%
Total Deposit Costs	0.23%	0.34%	2.66%	**2.75%**	**964.0%**	**48.0%**	**na**
Borrowings	2.05%	0.78%	5.01%	**5.00%**	1688.0%	56.2%	na
Total Funding Costs	0.30%	0.40%	2.99%	**3.04%**	**1056.0%**	**52.2%**	**na**
Fed Funds Rate	0.25%	5.25%	5.50%	**5.50%**	**0.25%**	**5.25%**	**0.00%**

* Betas based on reported quarterly cost of funds

** Through the cycle betas reflect the change in cost of funds as a percentage of the change in the Federal Funds Rate with the starting point for the analysis being the quarter ended 12/31/2021. The Federal Funds Rate (upper) was 0.25% at 12/31/2021.

- The Federal Reserve began increasing the Federal Funds rate in March 2022 and **has increased rates 525 basis points through June 2024.**
  - Q1'22: 0.25%
  - Q2'22: 1.25%
  - Q3'22: 1.50%
  - Q4'22: 1.25%
  - Q1'23: 0.50%
  - Q2'23: 0.25%
  - Q3'23: 0.25%, last increase
  - Q4'23: 0.00%
  - Q1'24: 0.00%
  - **Q2'24: 0.00%**

***Betas reflect the change in quarterly funding costs as a percentage of the change in the targeted Federal Funds Rate over the same period.**

BROOKLINE BANCORP 25